Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 4, 2015, is by and among PREMIER HEALTHCARE ALLIANCE, L.P., a California limited partnership, PREMIER SUPPLY CHAIN IMPROVEMENT, INC., a Delaware corporation and PREMIER HEALTHCARE SOLUTIONS, INC., a Delaware corporation (each individually, a “Borrower” and collectively, the “Co-Borrowers”), PREMIER SERVICES, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors (as hereinafter defined) party hereto, the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Co-Borrowers, Holdings, certain Subsidiaries of Holdings party thereto (together with Holdings, the “Guarantors”), certain banks and financial institutions (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of June 24, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Co-Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Definition of Change of Control. Clause (e) contained in the definition of Change of Control set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Premier, Inc. cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon receipt by the Administrative Agent of a copy of this Amendment duly executed by the Co-Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such person and constitutes such person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such person of this Amendment.

(d) The representations and warranties set forth in Article V of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or Event of Default.

(f) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations; No Waiver. Each Loan Party hereby ratifies the Loan Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Loan Parties agree to pay all reasonable and properly-documented actual out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable and properly-documented actual fees and expenses of legal counsel for the Administrative Agent.

3.6 Further Assurances. Each Loan Party agrees to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each Loan Party hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent or the Administrative Agent’s officers, employees, representatives, agents, counsel or directors arising from any action by such persons, or failure of such persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

CO-BORROWERS:

PREMIER HEALTHCARE ALLIANCE, L.P., a California limited partnership

By:	PREMIER SERVICES, LLC, its general partner

By:	/s/ Craig McKasson
	Name:	Craig McKasson
	Title:	Chief Financial Officer

PREMIER SUPPLY CHAIN IMPROVEMENT, INC., a Delaware corporation
PREMIER HEALTHCARE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Craig McKasson
	Name:	Craig McKasson
	Title:	Chief Financial Officer

GUARANTORS:

PREMIER PHARMACY BENEFIT MANAGEMENT, LLC,
a Delaware limited liability company
PREMIER SERVICES, LLC,
a Delaware limited liability company
PROVIDER SELECT, LLC,
a Delaware limited liability company
NS3 HEALTH, LLC,
a Florida limited liability company
NS3 SOFTWARE SOLUTIONS, LLC,
a Florida limited liability company
COMMCARE PHARMACY - FTL, LLC,
a Florida limited liability company
COMMCARE PHARMACY - WPB, LLC,
a Florida limited liability company
COMMCARE PHARMACY - MIA, LLC,
a Florida limited liability company
MEDDIUS, L.L.C.,
a Virginia limited liability company
PREMIER MARKETPLACE, LLC,
a Delaware limited liability company
MEMDATA, LLC,
a Texas limited liability company
SVS LLC,
a Maryland limited liability company
APEREK, INC.,
a North Carolina corporation
THERADOC, INC.,
a Delaware corporation

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Chief Financial Officer

SYMMEDRX, LLC,
a Kansas limited liability company

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Matt Olson
Name:	Matt Olson
Title:	Vice President

LENDERS:

Bank of America, N.A., as a Lender

By:	/s/ Suzanne B. Smith
Name:	Suzanne B. Smith
Title:	Senior Vice President

LENDERS:

SUNTRUST BANK, as a Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Vice President

LENDERS:

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Authorized Signatory

LENDERS:

KeyBank National Association, as a Lender

By:	/s/ Meghan Starr
Name:	Meghan Starr
Title:	Vice President

LENDERS:

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ Patrick S. Thornton
Name:	Patrick S. Thornton
Title:	Executive Director

LENDERS:

CITIBANK, N.A., as a Lender

By:	/s/ Patricia Guerra Heh
Name:	Patricia Guerra Heh
Title:	Vice President

LENDERS:

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

LENDERS:

Fifth Third Bank, as a Lender

By:	/s/ John McChesney
Name:	John McChesney
Title:	Officer

LENDERS:

Northern Trust, as a Lender

By:	/s/ John C. Canty
Name:	John C. Canty
Title:	Senior Vice President